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                      SECURITIES RESOLUTION ADVISORS, INC.
                       (FORMERLY ROSE INTERNATIONAL LTD.)
                        PRO FORMA COMBINED BALANCE SHEET
                                  EXHIBIT (2-A)
                                 MARCH 31, 1998

                                                                                                            Pro Forma
                                                                                           Pro Forma         Balance
                                           Rose            Accord                         Adjustments         Sheet
                                       ------------     ------------                      ------------     ------------
                  ASSETS
Cash                                   $      1,033     $    193,829                                       $    194,862
Marketable equity securities                  2,878                                                               2,878
Accounts receivable                           3,250          506,430                                            509,680
                                       ------------     ------------                      ------------     ------------
  Current assets                              7,161          700,259                                            707,420

Office furniture and equipment, net                           95,118                                             95,118

Marketable equity securities              3,000,000                                 A       (2,310,000)         690,000
 held for investment
Organization costs, net                       5,761            8,743                                             14,504
Deposits                                                      11,181                                             11,181
                                       ------------     ------------                      ------------     ------------
                                       $  3,012,922     $    815,301                      $ (2,310,000)    $  1,518,223
                                       ============     ============                      ============     ============

               LIABILITIES
Accounts payable and accrued           $     27,770     $     28,718                                       $     56,488
 expenses
Taxes payable                                                    439                                                439
                                       ------------     ------------                      ------------     ------------
 Current liabilities                         27,770           29,157                                             56,927
Minority interest                                              2,037                                              2,037
                                       ------------     ------------                      ------------     ------------
  Total liabilities                          27,770           31,194                                             58,964

           STOCKHOLDERS' EQUITY
Common stock                                 65,222            9,753                A           70,247          145,222
Additional paid in capital               11,005,075          657,396                A       (9,667,392)       1,995,079
Retained earnings (deficit)              (7,287,145)         116,958                A        7,287,145          116,958
                                       ------------     ------------                      ------------     ------------
                                          3,783,152          784,107                        (2,310,000)       2,257,259
Less subscriptions receivable              (798,000)                                                           (798,000)
                                       ------------     ------------                      ------------     ------------
  Total stockholders' equity              2,985,152          784,107                        (2,310,000)       1,459,259
                                       ------------     ------------                      ------------     ------------
                                       $  3,012,922     $    815,301                      $ (2,310,000)    $  1,518,223
                                       ============     ============                      ============     ============
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(A) Records the adjustment to fair value of the assets of Rose International Ltd to account for the reverse acquisition by The Accord Group, Inc. and the related
8,000,000 common shares issued by Rose International Ltd.